================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 2001

IMH ASSETS CORP. (as depositor under an Indenture, dated as of December 20, 2001, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2001-4)


                                IMH ASSETS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 CALIFORNIA                         333-69178             33-0705301
----------------------------       -----------           -----------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)


1401 Dove Street                                             92660
NEWPORT BEACH, CALIFORNIA                                   -------
-------------------------                                  (Zip Code)

(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

================================================================================

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.
               ------------------------------------

        On December 20, 2001, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2001-4 (the "Bonds"), were issued pursuant to an indenture, dated as of December 20, 2001 (the "Agreement"), between Impac CMB Trust Series 2001-4, a Delaware business trust, as Issuer (the "Issuer"), and Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee").

        On December 26, 2001, following the closing of the initial issuance of the Bonds, the Indenture Trustee purchased from the Company certain Seasoned Mortgage Loans and Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $79,997,888 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Seasoned Mortgage Loans and Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated December 26, 2001, between the Company and the Indenture Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Seasoned Mortgage Loans and Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5.        OTHER EVENTS.
               ------------

Description of the Mortgage Pool

        The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate first lien and fixed-rate second lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of initial Mortgage Loans having an aggregate principal balance of approximately $270,001,641 as of December 1, 2001 and (ii) the Pre-Funding Account, which contained approximately $79,998,359.

        As more fully described above, on December 26, 2001, the Company purchased the Seasoned Mortgage Loans and Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

        The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 1, 2001,with respect to the Mortgage Loans, including the Seasoned Mortgage Loans and Subsequent Mortgage Loans.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

            (a)     Not applicable

            (b)     Not applicable

            (c)     Exhibits:


     EXHIBIT NO. DESCRIPTION

     4.2 Subsequent Transfer Instrument, dated as of December 26, 2001 between IMH Assets Corp. as Company and Bankers Trust Company of California, N.A., as Indenture Trustee.

     99.1 Characteristics of the Mortgage Pool as of December 1, 2001, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2001-4.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       IMH ASSETS CORP.

                                       By: /s/ Richard J. Johnson
                                          ----------------------------------
                                       Name:  Richard J. Johnson
                                       Title: Chief Financial Officer

Dated: January 10, 2002

                                  EXHIBIT INDEX



EXHIBIT NUMBER                                    DESCRIPTION
--------------                                    -----------
4.2 Subsequent Transfer Instrument,dated December 26, 2001, between IMH Assets Corp., as company, and Bankers Trust Company of California, N.A. as indenture trustee of the IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2001-4, as purchaser.

99.1 Characteristics of the Mortgage Pool as of December 1, 2001, relating to IMH Assets Corp., Collateralized Asset-Backed, Series 2001-4.